Exhibit 10.6
PROMISSORY NOTE
(Mount Snow Development Land Loan)

$25,000,000.00	April 4, 2007
     FOR VALUE RECEIVED, PEAK RESORTS, INC., a Missouri corporation and MOUNT SNOW, LTD, a Vermont corporation (jointly and severally, “Borrower”), hereby promises to pay to the order of EPT MOUNT SNOW, INC., a Delaware corporation (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 30 West Pershing Road, Suite 201, Kansas City, Missouri 64108, the principal sum of TWENTY-FIVE MILLION and NO/00 DOLLARS ($25,000,000.00) together with interest on the unpaid principal balance of this Note as hereinafter provided. Interest shall be calculated on the basis of a 360 day year.
     Section 1. Payment. The entire principal balance of this Note, together with all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on April 3, 2010 (the “Maturity Date”), the final maturity of this Note.
     Section 2. Security; Loan Documents. This Note shall be secured by that certain Vermont Mortgage, Assignment of Rents, and Security Agreement (as the same may from time to time be amended, restated, modified or supplemented, the “Mortgage”), of even date herewith, from Mount Snow, Ltd., to Lender, conveying and encumbering certain real and personal property more particularly described therein and located in Wilmington, Vermont and Dover, Vermont, and commonly known as the Mount Snow Ski Resort (the “Property”). This Note, the Mortgage and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), as the same may from time to time be amended, restated, modified or supplemented, are herein sometimes called individually a “Loan Document” and together the “Loan Documents.”
     Section 3. Interest Rate.
          (a) Initial Rate. The unpaid balance of this Note from day to day outstanding shall bear interest at a rate of ten percent (10.00%) per annum.
          (b) Past Due Rate. Any principal of, and to the extent permitted by applicable law, any interest on this Note, and any other sum payable hereunder, which is not paid when due (without regard to any applicable grace periods), shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the “Past Due Rate”) equal to the per annum interest rate from time to time publicly announced by Citibank, N.A., New York, New York as its base rate, plus four percent (4%), but in no event shall the Past Due Rate ever be less than the rate of interest set forth in subsection (a) above, (as adjusted pursuant to subsection (b) above and sometimes referred to herein as the “standard rate of interest”) plus 200 basis points (2.00%). In recent history, the past due rate, at Prime + 4%, would be lower than the standard rate. If Citibank, N.A. discontinues reporting a base rate, then the base rate shall be such other base rate as Lender designates to be the successor base rate.
     Section 4. Shortfall. Borrower hereby agrees to apply all proceeds (the “Sale Proceeds”) received by it from any sale of the Property constituting Development Land (as defined in that certain Post-Closing Agreement by and between Peak Resorts, Inc., and Lender of even date herewith) to the payment of the principal, interest, penalties, premiums and late charges, if any, on this Note (the “Note Obligations”). If the Sale Proceeds are insufficient to pay all of the Note Obligations in full prior to the Maturity Date, then a shortfall shall be deemed to have occurred and any portion of the Note Obligations in excess of the Sale Proceeds as of the Maturity Date shall be added to the principal owing under that certain Promissory Note dated April 4, 2007 made by Borrower to Lender in the principal amount of $57,800,000.00.
     Section 5. Prepayment. Borrower shall have the right to prepay all or any part of the principal of this Note prior to its scheduled Maturity Date.
     Section 6. Late Charges. If Borrower shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within fifteen (15) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to four percent (4%) of the amount of such payment. Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment. The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other amount that Lender may be entitled to receive or action that Lender may be authorized to take as a result of such late payment.
     Section 7. Certain Provisions Regarding Payments. All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding. Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default (as hereinafter defined), (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect. Payments received after 2:00 o’clock p.m. central standard time shall be deemed to be received on, and shall be posted as of, the following business day. Whenever any payment under this Note or any other Loan Document falls due on a Saturday, a Sunday or another day on which the offices of Lender are not open for the conduct of its banking business at the place where this Note is payable, such payment may be made on the next succeeding day on which the offices of Lender are open for such business.
     Section 8. Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:
          (a) Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note and such amount remains unpaid beyond a period of ten (10) days after written notice of such default is given by Lender to Borrower.
          (b) Any covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, subject to any applicable grace or cure period set forth in the Loan Documents.
          (c) An Event of Default (as therein defined) occurs under any of the Loan Documents other than this Note (subject to any applicable grace or cure period).
     Section 9. Remedies. Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

          (a) Lender may accelerate the Maturity Date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.
          (b) Lender may set off the amount due against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.
          (c) Lender may exercise any of its other rights, powers and remedies under the Loan Documents or at law or in equity.
     Section 10. Remedies Cumulative. All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies. No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time. No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.
     Section 11. Costs and Expenses of Enforcement. Borrower agrees to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note or to enforce any of Lender’s rights and remedies under the Loan Documents, including court costs and reasonable attorneys’ fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal.
     Section 12. Service of Process. Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Peak Resorts, Inc., at 17409 Hidden Drive, Wildwood, Missouri 63025. Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.
     Section 13. Heirs, Successors and Assigns. The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan without the prior written consent of Lender.
     Section 14. General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. Borrower and each party executing this Note as Borrower hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the state and county in which the Property is located for the enforcement of any and all obligations under this Note and the other Loan Documents; (f) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (g) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of Missouri (without regard to any principles of conflicts of laws) and applicable United States federal law. Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made. The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”
     Section 15. Notices. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the terms of the Loan Agreement regarding notices.
     Section 16. oint and Several Liability. The liabilities and obligations of each of the undersigned shall be joint and several liabilities and obligations. The joint and several obligations of each of the undersigned under this Note shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest, penalties, premiums and late charges, if any, on this Note and all additional payments, if any, due pursuant to any other Loan Document (collectively, the “Obligations”) shall have been paid and, until such payment has been made, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of any of the undersigned: (a) the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the Obligations or agreements of any of the undersigned under this Note or any other Loan Document; (b) the failure to give notice to any or all of the undersigned of the occurrence of a default under the terms and provisions of this Note or any other Loan Document; (c) the release, substitution or exchange by the holder of this note of any collateral securing any of the Obligations (whether with or without consideration) or the acceptance by the holder of this Note of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of any collateral; (d) the release of any person primarily or secondarily liable for all or any part of the Obligations, whether by Lender or any other holder of the note or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the undersigned or any other person or entity who, or any of whose property, shall at the time in question be obligated in respect of the Obligations or any part thereof; or (e) to the extent permitted by law, any other event, occurrence, action or circumstance that would, in the absence of this clause, result in the release or discharge of any or all of the undersigned from the performance or observance of any obligation, covenant or agreement contained in this Note. The joint and several Obligations of the undersigned to Lender under this Note shall remain in full force and effect (or be reinstated) until Lender has received payment in full of all Obligations and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, or at law or equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by Lender. The undersigned expressly agree that Lender shall not be required first to institute any suit or to exhaust its remedies against any of the undersigned or any other person or party to become liable hereunder or against any collateral, in order to enforce this Note; and expressly agree that, notwithstanding the occurrence of any of the foregoing, the undersigned shall be and remain, directly and primarily liable for all sums due under this note and under the loan documents. On disposition by Lender of any property encumbered by any collateral, the undersigned shall be and shall remain jointly and severally liable for any deficiency.
     Section 17. Authority. Each of the undersigned representatives of Borrower represent that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mortgage, and the other Loan Documents and they constitute the valid and binding obligations of Borrower.
     Section 17 No Usury. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Mortgage, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
BORROWER AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL LOAN AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

Borrower:

PEAK RESORTS, INC.,
a Missouri corporation

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice-President

MOUNT SNOW, LTD.,
a Vermont corporation

By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice-President